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                                               American National Bank
                                         and Trust Company of Chicago


                               GUARANTY
                 (Circuit Systems of Tennessee, Inc.)


       This Guaranty is made by the undersigned, Circuit Systems of Tennessee, Inc., a Tennessee corporation (hereinafter referred to as the "Undersigned" or "Guarantor"), to and for the benefit of American National Bank and Trust Company of Chicago (hereinafter referred to as the "Bank").

                           R E C I T A L S:

       Circuit Systems of Tennessee, L.P., a Tennessee limited partnership, with principal offices located at 2350 East Lunt
  Avenue,  Elk  Grove  Village,  Illinois   60007  ("Borrower")   is
  executing those certain term notes in the principal amounts of Two Million Two Hundred Seventy Thousand and No/100 Dollars ($2,270,000.00) and Two Million Eight Hundred Thousand and No/100 Dollars ($2,800,000) ( hereinafter individually a "Note" and collectively the "Notes") and executing that certain master lease (the "Master Lease") made as of even date herewith payable to the order of, and held by, Bank;

       The Notes and the Master Lease are the notes and master lease referred to in that certain Loan and Security Agreement ("Loan Agreement") among Borrower, Guarantor, Circuit Systems, Inc., an Illinois corporation ("Circuit"), and Bank. The Notes, the Master Lease and any documents evidencing and/or securing the indebtedness under the Notes, Master Lease or Loan Agreement are hereinafter referred to as the "Loan Documents."

       Bank requires as a condition precedent to its making the financial accommodations evidenced by the Notes, the Master Lease and the Loan Agreement (the "Loan") that Guarantor guaranty the Loan payment of principal and interest provided in the Notes, the rent provided in the Master Lease and all other amounts provided in the Loan Documents and the full and faithful performance by Borrower of all of the covenants to be performed and observed pursuant to the provisions thereof and all of the terms and conditions contained therein.

       Guarantor desires to give such guaranty to Bank in order to induce Bank to extend such financial accommodations to Borrower.

       Guarantor  will  be  directly   benefited  by  the   financial
  accommodations extended by Bank to Borrower.
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  1.   NOW THEREFORE,  FOR VALUE  RECEIVED, and  in consideration  of advances, credit or other financial accommodation heretofore, now or hereafter at any time extended to the Borrower by the Bank, the undersigned hereby unconditionally guarantee(s) the full and prompt payment to the Bank at maturity, whether by acceleration or
  otherwise,  and   at  all   times  thereafter   of  any   and   all
  "Indebtedness".   "Indebtedness"   shall   mean   obligations   and
  liabilities of every kind and nature  of the Borrower to the  Bank,
  including  principal,   interest   and  lease   payments,   however
  evidenced, whether now  existing or hereafter  created or  arising,
  directly  or  indirectly,   primary  or   secondary,  absolute   or
  contingent, due or to become due, or joint or several, and however owned, held or acquired, whether through discount, overdraft, returned checks, purchase, direct loan or as collateral, or otherwise.

       The undersigned further unconditionally guarantees the prompt, full and faithful performance and discharge by the Borrower of all of the terms, conditions, agreements, representations and warranties on the part of the Borrower contained in any agreement, or in any modification or addenda thereto or substitution thereof in connection with any advance, credit or financial accommodation afforded by the Bank to the Borrower.

       The undersigned further agrees to pay all reasonable expenses, including, without limitation, legal fees and court costs paid or incurred by the Bank in endeavoring to collect the Indebtedness, or any part thereof, in enforcing this guaranty, arising out of any post-judgment proceedings, or in defending any suit based on any act or omission of the Bank with respect to the Indebtedness, collateral, or this guaranty or in connection with any Recovery Claim hereinbelow defined (hereafter, collectively referred to as "Expenses").

  2.   The term "Guaranteed Debt,"    as used herein, shall be  deemed
  to mean an amount equal to all the Indebtedness plus Expenses. The Guaranteed Debt shall be unlimited.

  3. In case of the death, incompetence, dissolution, liquidation or insolvency (however evidenced) of the Borrower, a principal of the Borrower, or any guarantor of the Indebtedness or in case any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution, liquidation or receivership proceeding, is instituted by or against the Borrower, or any of the undersigned or any other guarantor of the Indebtedness or the inability of the Borrower or any of the undersigned to  pay  debts  as  they mature,  or  in  case  of  the assignment by the Borrower or any of the undersigned for the benefit of creditors, then upon the occurrence of any such event, all Guaranteed Debt then existing shall at the option of the Bank, without notice to anyone, immediately become due or accrued and be payable from the undersigned.
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  4.   All payments received  from whatever source  shall be  applied toward the payment of the Indebtedness in such order of application as the Bank may in its sole discretion, from time to time elect, and this determination shall be conclusive upon the undersigned.

  5. This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect with respect to each guarantor until written notice shall have been actually received by the Bank by first class or certified mail, of its discontinuance as to such guarantor, or of the death or dissolution of such guarantor, and also until all Guaranteed Debt created or existing before receipt of such notice shall have been fully paid. In case of any such discontinuance, or death or dissolution of any guarantor or guarantors and notice thereof to the Bank, this guaranty shall nevertheless continue and remain in force against the other guarantor or guarantors until discontinued as to such other guarantor or guarantors as herein provided. No compromise, settlement, release or discharge of, or indulgence with respect to, or failure, negligence or omission to enforce or exercise any right against, any one or more guarantors or the fact that at any time or from time to time, all the Guaranteed Debt may have been paid in full, shall release or discharge the undersigned. In the event of the death of the undersigned, this guaranty shall continue as to all Indebtedness theretofore incurred by the Borrower even though said Indebtedness is renewed or the time of maturity of Indebtedness is extended without the consent of the executors or administrators of the undersigned. This guaranty shall be valid, irrespective of the validity, regularity or enforceability of any instrument, writing or agreement relating to any Indebtedness, whether or not such Indebtedness is due or to become due before or after any bankruptcy or insolvency proceeding involving the Borrower.

  6. The liability hereunder shall in no way be affected or impaired by any of the following, any or all of which may be done or omitted by the Bank in its sole discretion without notice to anyone and irrespective of whether the Guaranteed Debt shall be increased or decreased thereby and said Bank is hereby expressly authorized in its sole discretion to make from time to time, without notice to anyone: any sale, pledge, surrender, compromise, settlement, exchange, release, renewal, extension, modification, election with respect to any collateral under Section 1111 or any other provision or section of the Bankruptcy Code now existing or hereinafter amended; or other disposition of or with respect to any of said Guaranteed Debt or any security or collateral therefor, whether or not such disposition is commercially reasonable or
  accomplished  in  a  commercially   reasonable  manner;  and   such
  liability shall in no way be affected or impaired by any acceptance by the Bank of any security for, or other guarantors or obligors of, any of the Guaranteed Debt, or by any forbearance or indulgence by the Bank in the collection of, or any failure, negligence or omission on its part to realize upon any thereof, or to enforce any claims against any person or persons primarily or secondarily liable thereon, or upon any collateral or security therefor or to enforce any lien upon or right of appropriation of any moneys, credits or property of the Borrower in the possession and control
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  of the Bank, or by an application of any payments or credits on the
  Guaranteed Debt. Any act or omission of any kind or at any time upon the part of the Bank with respect to any matter whatsoever shall not in any manner affect or impair this guaranty nor the liability thereunder. The undersigned hereby consents to all acts and omissions of the Bank set forth herein.

  7. In order to hold the undersigned liable hereunder and to enforce this guaranty, there shall be no obligation on the part of the Bank at any time to resort for payment to the Borrower, or to any other guarantor, or any person, firm or corporation liable for the Guaranteed Debt, or to any collateral, security, property, liens or other rights or remedies of the Bank in respect to the Guaranteed Debt or any part thereof, all of which is hereby expressly waived by the undersigned.

  8. All diligence in collection, and any presentment for payment, demand, protest and/or notice, as to any and everyone, of protest, dishonor, default or nonpayment, and notice of the creation and existence of any and all of the Guaranteed Debt, and of any security therefor, and of the acceptance of this guaranty, or extensions of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto are expressly waived.

  9. The granting of additional credit from time to time by the Bank to the Borrower in excess of the amount to which the right of recovery under this guaranty is limited or in excess of the amount extended to the Borrower at the time this guaranty is executed by the undersigned, without notice to the undersigned, is hereby expressly authorized and shall in no way affect or impair this guaranty.

  10. To secure payment of the Guaranteed Debt, the undersigned grants to Bank a security interest in all property of the undersigned, including any and all cash, negotiable instruments, documents of title, chattel paper, securities, certificates of deposit, deposit accounts, other cash equivalents and other assets delivered currently herewith or now or at any time hereafter in transit to, or in the possession or control of the Bank, or any agent or bailee of Bank, and all proceeds of all such property. The undersigned agrees that the Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code of Illinois with respect to all of the aforesaid property, including, without limitation thereof, the right to sell or otherwise dispose of any or all of such property. THE UNDERSIGNED WAIVES EVERY DEFENSE, COUNTERCLAIM OR SETOFF WHICH THE UNDERSIGNED MAY NOW HAVE OR HEREAFTER MAY HAVE AGAINST THE BORROWER OR ANY OTHER PARTY LIABLE TO THE BANK IN ANY MANNER. As further security, any and all debts and liabilities now or hereafter arising and owing to any of the undersigned by the Borrower, or any other party liable to the Bank are hereby subordinated to the Bank's claims and are hereby assigned to the Bank. The undersigned ratifies and confirms whatever the Bank may do pursuant to the terms hereof and with respect to any collateral for the Guaranteed Debt, and agrees that the Bank shall not be liable for any error of judgment or mistakes of fact or law. The Bank may, without notice to anyone, apply or set off any balances, credits, deposits, accounts, moneys or other indebtedness at any time credited by or due from the Bank to any of the undersigned against the Guaranteed Debt. Any notification of intended disposition of any property required by law shall be deemed reasonable and properly given if given at least ten (10) calendar days before such disposition.

  11. Should a claim ("Recovery Claim") be made upon the Bank at any time for recovery of any amount received by the Bank in payment of the Guaranteed Debt (whether received from the Borrower, the undersigned pursuant hereto, or otherwise) and should the Bank repay all or part of said amount by reason of (i) any judgment, decree, or order of any court or administrative body having jurisdiction over the Bank or any of its property; or (ii) any settlement or compromise of any such Recovery Claim effected by the Bank with the claimant (including the Borrower), the undersigned shall remain jointly and severally liable to the Bank for the amount so repaid to the same extent as if such amount had never originally been received by the Bank, notwithstanding any termination hereof or the return of this document to any of the undersigned or the cancellation of any note, this guaranty or other instrument evidencing any of the Indebtedness.

  12. In the event the Bank shall sell, assign or transfer the Indebtedness or Guaranteed Debt, or any part thereof, or grant participations therein, each and every immediate or remote successive assignee, transferee, holder of or participant therein, of all or any part of the Indebtedness or Guaranteed Debt shall have the right to enforce this guaranty by suit or otherwise for the benefit of such assignee, transferee, holder or participant, as fully as if such assigned transferee, holder or participant were herein by name specifically given such rights, powers and benefits; but the Bank shall have an unimpaired, prior and superior right to enforce this guaranty for its benefit as to so much of the Indebtedness or Guaranteed Debt as it has not been sold, assigned or transferred.

  13. No release or discharge of any one or more of the undersigned (if there is more than one guarantor), or of any other person, whether primarily or secondarily liable for and obligated with respect to the Guaranteed Debt, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against any such guarantor or person, or the entry of any restraining or other order in any such proceeding, shall release or discharge the undersigned or any other guarantor of the Guaranteed Debt, or any other person, firm or corporation liable to the Bank for the Guaranteed Debt, unless and until all of the Guaranteed Debt shall have been fully paid and this guaranty stamped "Canceled" and returned to the undersigned.

  14. No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. No action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligation of the undersigned under this guaranty.

  15. To the extent that the Borrower or any of the undersigned is a corporation, limited liability company or partnership, all references herein to the Borrower and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such corporation, limited liability company or partnership.

  16. This guaranty has been delivered at Chicago, Illinois, and shall be construed according to the laws of the State of Illinois, in which state it shall be performed by the undersigned. All actions arising directly or indirectly as a result or in consequence of this guaranty shall, in the sole and absolute discretion of the Bank, be instituted and litigated only in courts having situs in the City of Chicago, Illinois, and the undersigned hereby consents to the jurisdiction of any State or Federal Court located and having its situs in said city and waives any right to transfer or change the venue of any litigation.

  17. Wherever possible, each provision of this guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

  18. It is agreed that the undersigned's liability hereunder is several and is independent of any other guaranties at any time in effect with respect to all or any part of the Indebtedness and that the undersigned's liability hereunder may be enforced regardless of the existence of any such other guaranties.

  19. This guaranty, and each and every part hereof, shall be binding upon the undersigned and upon the heirs, legal representatives, successors and assigns of the undersigned, and shall inure to the benefit of the Bank, its successors and assigns.

  20. If the undersigned guarantor is a corporation, then and in such event, the undersigned guarantor expressly represents and warrants unto the Bank that the execution and delivery of this guaranty has been duly authorized by resolutions heretofore duly adopted by its Board of Directors in accordance with law and its by-laws, that said resolutions have not been amended nor rescinded, are in full force and effect, that the officers of the undersigned executing and delivering this guaranty, for and on behalf of the undersigned, are duly authorized and empowered so to act. The Bank in accepting this guaranty is expressly relying upon the aforesaid representations and warranties.
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  21.  This guaranty  constitutes the  entire agreement  between  the parties relating to the subject matter hereof and is the final  and
  complete expression of their intent.   No prior or  contemporaneous
  negotiations, promises, agreements, covenants or representations of any kind or nature, whether made orally or in writing, have been made by the parties, or any of them, in negotiations leading to this guaranty or relating to the subject matter hereof, which are not expressly contained herein, or which have not become merged and finally integrated into this guaranty; it being the intention of the parties hereto that in the event of any subsequent litigation, controversy or dispute concerning the terms and provisions of this guaranty, no party shall be permitted to offer to introduce oral or extrinsic evidence concerning the terms and conditions hereof that are not included or referred to herein and not reflected in writing. This guaranty can only be changed, modified, waived or discharged if consented to in a writing duly signed and delivered
  on  behalf  of  the  Bank.    No  conditions  exist  to  the  legal
  effectiveness of this guaranty.

  22. THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (i) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS GUARANTY OR AN AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED IN CONNECTION HEREWITH, OR (ii) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

  SIGNED AND SEALED by the undersigned effective this 24 day of July, 1997.

  ADDRESS:                             CIRCUIT SYSTEMS OF TENNESSEE, INC.,
                                       a Tennessee corporation
  c/o Circuit Systems, Inc.
  2350 East Lunt Avenue                By: /s/ Dilip S. Vyas
  Elk Grove Village, Illinois  60007   Its: Vice-President


  STATE OF ILLINOIS   )
                      )    SS:
  COUNTY OF COOK      )


       The Undersigned, a Notary Public within and for said County, in the State aforesaid, duly commissioned and acting, hereby certifies that on this 24th day of July, 1997, personally appeared before me Dilip S. Vyas, the Vice-President of Circuit Systems of Tennessee, Inc., to me personally well known and known to be the person who signed the foregoing instrument, and who, being by me duly sworn, stated and acknowledged that he is the Vice-President of said corporation and that he signed and delivered the same on behalf of said corporation, with authority, as his/her and its free and voluntary act and deed for the uses and purposes therein mentioned and set forth.

       WITNESS my hand and seal as such Notary Public the day and year in this certificate above written.


                                     /s/ Douglas Conover
                                         Notary Public

  My commission expires: April 15, 2000


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